SPORTSLINE USA, INC.

                           PLACEMENT AGENCY AGREEMENT

                                                               November __, 1997

Sportsline USA, Inc.
6340 N.W. 5th Way
Fort Lauderdale, FL  33309

Ladies and Gentlemen:

                  This placement agency agreement ("the Agreement") outlines the terms upon which BancAmerica Robertson Stephens, Cowen & Company and NationsBanc Montgomery Securities, Inc. (collectively, the "Placement Agents") are engaged by Sportsline USA, Inc., a Delaware corporation (the "Company"), to act as its financial advisors and exclusive placement agents in connection with the offering by the Company (the "Concurrent Offering") of up to $7 million (the "Concurrent Shares") of its stock, par value $0.01 per share (the "Common Stock"). The Concurrent Offering of Concurrent Shares is registered on Registration Statement No. 333-25259 (as such Registration Statement may be amended from time to time, the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), filed by the Company with the Securities and Exchange Commission (the "Commission"). The Company will also enter into an underwriting agreement with BancAmerica Robertson Stephens, Cowen & Company and NationsBanc Montgomery Securities, Inc., as representatives of the several underwriters to be named in SCHEDULE A thereto (collectively, the "Underwriters"), relating to the offering of Common Stock by the Underwriters (the "Initial Public Offering" and, together with the Concurrent Offering, the "Offerings"). The Initial Public Offering is also registered on the Registration Statement. To the extent designated herein, portions of the underwriting agreement relating to the Initial Public Offering, in the form filed as Exhibit
1.1 to the Registration Statement and attached hereto as ANNEX A (as such Underwriting Agreement my be amended from time to time, the "Underwriting Agreement"), shall be deemed to be incorporated by reference herein and form a part hereof. All capitalized terms not defined herein shall have the meaning ascribed to them in the Underwriting Agreement.

         1.       SERVICES.

                  A. The Company hereby appoints the Placement Agents as the Company's exclusive placement agents in connection with the Concurrent Offering and, subject to the terms and conditions contained or incorporated by reference herein, the Placement Agents hereby accept such appointment.

                  B. The Placement Agents agree to provide advisory services to the Company as to the structure of the Concurrent Offering. Except as specifically set forth herein, the Placement Agents do not assume any additional duties or responsibilities with respect to the Concurrent Offering and no other duties shall be implied from this Agreement. The Company acknowledges that purchasers of the Concurrent Offering are not, and will not be treated as, "customers" of the Placement Agents for purposes of the rules of the National Association of Securities Dealers, Inc. (the "NASD") and that the Placement Agents shall have no responsibility for the performance or non-performance of any purchaser in the Concurrent Offering or for the performance or non-performance of the Company.

         2.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         A. The Company hereby makes to the Placement Agents the representations and warranties and agrees to the agreements set forth in Section 2 and 4 of the Underwriting Agreement.

         B. The Company agrees with the Placement Agents to provide the Placement Agents with such copies of the Registration Statement, Prospectus, any Preliminary Prospectus and such other documents and instruments as the Placement Agents may reasonably request; and

         C. (i) The Company agrees with each Placement Agent that:

                  (a) The Company will pay and bear all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing of this Agreement, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, and any instruments related to any of the foregoing; the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Placement Agents copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and reasonable fees and disbursements of the Placement Agents' counsel in connection with such NASD filings and Blue Sky qualifications); and all other expenses directly incurred by the Company in connection with the performance of their obligations hereunder.

                  (b) In addition to its other obligations under Section 4.A. hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 4.A. hereof, it will reimburse the Placement Agents on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Placement Agents for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Placement Agents shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Placement Agents within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         (ii) In addition to their other obligations under Section 4.C. hereof, the Placement Agents severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 4.C. hereof, they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Placement Agents' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return such payment to the Placement Agents together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty
(30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         (iii) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 2.C.(i)(b) and 2.C(ii) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 2.C.(i)(b) and 2.C.(ii) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 4.A. and 4.B. hereof or the obligation to contribute to expenses which is created by the provisions of Section 8.D. hereof.

                  D. The obligations of the Placement Agents hereunder and the closing of the sale of the Concurrent Shares in the Concurrent Offering (the "Concurrent Time of Delivery") shall be subject to the satisfaction of the conditions set forth in Section 6 of the Underwriting Agreement. For purposes of this Section 6, all references to "Underwriters" and "Shares" in the introductory paragraph of Section 6 of the Underwriting Agreement shall be deemed to refer to the Placement Agents and Concurrent Shares, respectively. Also for purposes of this Section 2.D., (a) the opinions of counsel for the Company, (b) the letter or letters of Arthur Andersen LLP and (c) the certificates of officers of the Company (provided for the Section 6(g) of the Underwriting Agreement), shall each also be addressed and furnished to the Placement Agents at the Concurrent Time of Delivery and all references in
Section 6 of the Underwriting Agreement to "your reasonable satisfaction," "satisfactory to you," "judgment of the Representatives" or similar language shall be deemed to refer to a determination by the Placement Agents.

         3.       FEES.

         A. As compensation for their services under this Agreement, the Placement Agents will receive at the Concurrent Time of Delivery a fee (the "Placement Fee") from the Company relating to the Concurrent Shares equal to 7% of the amount equal to Initial Public Offering Price, multiplied by the number of Shares sold in the Concurrent Offering, by wire transfer in immediately available funds to a bank account or accounts designated by the Placement Agents. Payment of such Placement Fee shall be a condition of the Concurrent Time of Delivery. In the event the Concurrent Offering is terminated by the Placement Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Placement Agents for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them in connection with the transactions contemplated by this Agreement.

         4.       INDEMNIFICATION AND EXCULPATION.

         A. The Company agrees to indemnify and hold harmless each Placement Agent against any losses, claims, damages or liabilities, joint or several, to which such Placement Agent may become subject, under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained or incorporated, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Placement Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Placement Agent furnished to the Company by such Placement Agent, directly or through you, specifically for use in the preparation thereof and, PROVIDED FURTHER, that the indemnity agreement provided in this Section 4.A. with respect to any Preliminary Prospectus shall not inure to the benefit of any Placement Agent from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) of the Underwriting Agreement.

         The indemnity agreement in this Section 4.A. shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Placement Agent within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

         B. Each Placement Agent, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Placement Agent herein contained or incorporated, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 4.C. to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Placement Agent, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

         The indemnity agreement in this Section 4.B. shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Placement Agent may otherwise have.

         C. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 4, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 4. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Sections 4.A. and 4.B. hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; PROVIDED that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or has been threatened to be named a party and indemnification has been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

         D. In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Placement Agents severally and not jointly are responsible pro rata for the portion represented by the percentage of the Placement Fee received by each Placement Agent, and the Company are responsible for the remaining portion, PROVIDED, HOWEVER, that (i) no Placement Agent shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Placement

Agent exceeds the amount of damages which such Placement Agent has otherwise required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 4.E. shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Placement Agent, the Company within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

         E. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 4, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 4 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

         The provisions of this Agreement relating to reimbursement, indemnification and contribution shall survive termination, modification or completion of the engagement of the Placement Agents and shall be binding upon any successors or assigns of the Company.

         5.       OTHER.

         A. The Company represents and warrants that no person or organization, other than the Placement Agents, are, as a result of any action by the Company, entitled to compensation for services as a finder, broker, placement agent or investment banker in connection with the Concurrent Offering.

         B. This Agreement shall be deemed to be effective as of the date hereof and the term of this engagement shall be from the date hereof until the earlier of (i) termination of the Concurrent Offering and (ii) the completion of the Offerings. Notwithstanding the foregoing if at any time the Company violates any of its covenants and agreements contained herein or in any of the conditions set forth in Section 2.D. are not satisfied, the Placement Agents shall have the right to terminate their obligations hereunder upon prior notice to the Company. In the event of any termination of this Agreement or if for any reason the Concurrent Offering is terminated, the Company shall be responsible for (i) the reimbursement of all fees, disbursements, costs and expenses, as provided in
Section 2.C., and (ii) its obligations arising under Section 4.

         C. The Company agrees that the Placement Agents shall have the right to advertise their participation in the Concurrent Offering in "tombstone" or other appropriate financial advertisements in newspapers, magazines, trade periodicals or other publications. The Placement Agents agree that such tombstone or other advertisements shall not be published without the prior approval of the Company, provided that such approval is not unreasonably withheld or delayed.

         D. The invalidity or unenforceability of any provisions of this Agreement shall in no way offset the validity or enforceability of any other provision. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The term and provisions of this Agreement are solely for the benefit of the Company and the Placement Agents and the other indemnified parties and their respective successors, assigns, heirs and personal representatives, and no other person shall acquire or have any right by virtue of this letter.

         E. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Placement Agency shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to BancAmerica Robertson

Stephens, 555 California Street, Suite 2600, San Francisco, California 94104, telecopier number (415) 781-0278, Attention: General Counsel, with a copy to Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019, telecopier number (212) 586-7878, Attention: Ellen B. Corenswet, Esq.; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 6340 N.W. 5th Way, Fort Lauderdale, Florida 33309, telecopier number (954) 351-9175,
Attention: Michael Levy, Chief Executive Officer, with a copy to Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., 1221 Brickell Avenue, Miami, Florida 33131, telecopier number (305) 579-0717, Attention: Kenneth C. Hoffman, Esq.

         F. This Agreement shall inure to the benefit of and be binding upon the several Placement Agents and the Company and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in Section 4 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity.

         G. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

         Please confirm that the terms described here are in accordance with your understanding by signing and returning to use the enclosed duplicate of this letter.

                                         Very truly yours,

                                         BANCAMERICA ROBERTSON STEPHENS
                                         COWEN & COMPANY
                                         NATIONSBANC MONTGOMERY SECURITIES, INC.

                                         By: BANCAMERICA ROBERTSON STEPHENS

                                         By:
                                            -----------------------------------
                                             Authorized Signatory

ACCEPTED as of the date first
written above:

SPORTSLINE USA, INC.

By:
   --------------------------